Exhibit 10.6

FIRST AMENDMENT TO LICENSE AGREEMENT

This First Amendment to the License Agreement dated June 22, 2000 is made as of the 15th day of September, 2000 by and between the University of Florida Research Foundation, Inc. ("UFRF'), a nonstock, nonprofit Florida corporation, and OraGen, Inc. ("Licensee"), a corporation organized and existing under the laws of Florida.

WHEREAS, UFRF and Licensee (collectively "the Parties") entered into a License Agreement covering certain Licensed Patents, made effective June 22, 2000; and

WHEREAS, the Parties have agreed to amend certain terms of the License Agreement;

NOW THEREFORE, in consideration of the mutual covenants and agreement set forth below, the Parties hereby amend the License Agreement as follows:

1.   All defined terms not otherwise defined herein shall have the meanings set forth in the License Agreement.

2.   Section 1.1.2. is amended by adding the following language at the end of the Section:

"including the divisional application of U.S. Patent Number 5,932,469, which divisional is numbered 09/361,900 (UFRF Reference 10216)."

3.   Section 2.2.2. is amended to read as follows:

"2.2.2. In respect to Sublicenses granted by Licensee under Section 2.2.1., in lieu of royalties required under Section 3.3., Licensee shall pay to UFRF an amount equal to twenty percent (20%) of all revenues received from Sublicensees, including royalties, upfront fees, and milestone payments. Licensee shall not be obligated to pay to UFRF any share of monies received from Sublicensees that are dedicated solely for Development Costs incurred after the Sublicensee payment."

4.   Section 13.2. is amended to read as follows:

"13.2.     OraGen, Inc.
              Attention: President
              12085 Research Drive
              Alachua FL 32615"

5.   The License Agreement, except as amended herein, shall remain in full force and effect and is hereby ratified and confirmed.

IN WITNESS WHEREOF, the Parties hereto have duly executed this First Amendment to the License Agreement on the dates indicated below.

UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INC.

By:	/s/ T. Walsh	Date:	September 15, 2000
Thomas E. Walsh Director, Office of Technology Licensing

ORAGEN, INC.

By:	/s/ Mento A. Soponis	Date:	September 7, 2000
Mento A. Soponis President and Chief Executive Officer

Reviewed by UFRF's Attorney:

_____________________________

(The attorney shall not be deemed a signatory to this Agreement.)

UFRF Ref:   UF # 1712
                    UF # 10216